EXECUTION COPY

                            INTER-CREDITOR AGREEMENT

     THIS INTER-CREDITOR AGREEMENT, dated as of April 1, 1997 (this "Agreement"), is by and among The Chase Manhattan Bank, a New York banking corporation ("Chase New York"), for itself and as agent for the other lenders named in Schedules 2.01(a) and (b) to the U.S. Credit Agreement referred to below (the "Lenders"), The Chase Manhattan Bank of Canada, one of the chartered banks of Canada ("Chase Canada" and together with Chase New York collectively referred to as the "Senior Lienholder") as lender under the Canadian Credit Agreement referred to below, and The Bank of New York, a banking corporation organized under the laws of the State of New York, as Trustee for the benefit of the Holders of Senior Secured Notes (the "Junior Lienholder") under the Indenture referred to below (as such terms are defined therein) and as Security Holder for the benefit of the Holders of Senior Secured Notes. All capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or Indenture, as applicable.

     WHEREAS, Chase New York has entered into a Credit Agreement, dated as of April 1, 1997 (as amended, supplemented, restated or otherwise modified from time to time to the extent permitted by the Indenture, the "U.S. Credit Agreement"), with the Loan Parties on its own behalf and as agent pursuant to which the Lenders have agreed severally and not jointly to advance funds to the Borrowers for the purposes stated therein; and

     WHEREAS, Chase Canada has entered into a Credit Agreement, dated as of April 1, 1997 (as amended, supplemented, restated or otherwise modified from time to time to the extent permitted by the Indenture, the "Canadian Credit Agreement" and together with the U.S. Credit Agreement collectively referred to as the "Credit Agreement"), with the Loan Parties pursuant to which Chase Canada has agreed to advance funds to the Borrowers for the purposes stated therein; and

     WHEREAS, to secure all present and future obligations of the Borrowers under or in connection with the Credit Agreement and the other Loan Documents, pursuant to the Security Documents the Borrowers and the other Loan Parties have granted and hereafter may grant to the Senior Lienholder Liens in substantially all of the Grantors' assets, real and personal, tangible and intangible, now existing or hereafter arising or acquired and the proceeds thereof as more particularly set forth in the Security Documents (the "Collateral"); and

     WHEREAS, the Issuer has authorized the creation of an issue of its Senior Secured Notes in an aggregate original principal amount of $29,500,000; and



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     WHEREAS, the Junior Lienholder has entered into a Senior Secured Note
Indenture, dated as of April 1, 1997 (as amended, supplemented, restated or otherwise modified from time to time, to the extent permitted by the Credit Agreement, the "Indenture") with SLM International, Inc., as Issuer (the "Issuer") and each of its direct and indirect wholly-owned subsidiaries, as guarantors; and

     WHEREAS, to secure all present and future obligations of the Issuer under or in connection with the Indenture and the Senior Secured Notes, the Grantors have granted and hereafter may grant to the Junior Lienholder Liens in the Collateral; and

     WHEREAS, the Senior Lienholder and the Junior Lienholder wish to confirm the relative priority of their respective Liens in the Collateral and establish certain other matters relating thereto.

     NOW, THEREFORE, the Senior Lienholder and the Junior Lienholder hereby agree as follows:

     1. The Senior Lienholder consents to the granting by each Loan Party to the Junior Lienholder of a junior Lien in the Collateral as security for the payment of all obligations of the Issuer or any guarantor under the Indenture, the Collateral Documents or the Senior Secured Notes, including, without limitation, interest and other fees as provided for in the Indenture and the Senior Secured Notes.

     2. The Lien of the Senior Lienholder in the Collateral shall be security for the payment and performance of the Obligations, any renewals or other extensions of Indebtedness under the Credit Agreement, any refundings or, to the extent permitted by the Indenture, refinancings, thereof, and all interest that would have accrued on the Obligations but for the commencement of a Proceeding (as defined below) (collectively, the "Secured Obligations").

     3. The Lien of the Senior Lienholder in the Collateral shall be deemed to have a priority senior to any Lien of the Junior Lienholder in such Collateral and all filings made by the Junior Lienholder to evidence its Liens on the Collateral shall give notice of such priority. This relative priority of the Senior Lienholder in respect of the Collateral shall be irrespective of the time, order or method of attachment or perfection of security interests, or the time or order of the filing of financing statements, or the giving of or failure to give notice of purchase money security interests. The Junior Lienholder further acknowledges that the indebtedness of the Borrowers to the Senior Lienholder is revolving in nature and that the amount thereof which may be outstanding at any time or from time to time may, subject to the terms of the Credit Agreement and Indenture, be increased or reduced and subsequently re-borrowed. Subject to the terms of the Credit Agreement and the Indenture, the terms of the Indebtedness of the Borrowers to the Senior Lienholder may be modified, extended or amended from time


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


to time, and the amount thereof may be increased or reduced, all without notice to or consent by the Junior Lienholder and without affecting the provisions of this Agreement.

     4. For the limited purpose of perfecting or publishing the Lien of the Junior Lienholder in those types or items of Collateral in which a Lien may only be perfected or published by possession of such types or items of Collateral, the Junior Lienholder hereby appoints the Senior Lienholder as its agent (and/or the agreed third person for the purposes of the Civil Code of Quebec) for the limited purpose of possessing on its behalf (a) the Collateral identified on Schedule A hereto, and (b) such other Collateral that may come into the possession of the Senior Lienholder from time to time, and the Senior Lienholder agrees to act as the Junior Lienholder's agent (and/or the agreed third person for the purposes of the Civil Code of Quebec) for such limited purpose of perfecting or publishing the Junior Lienholder's Lien by possession through an agent (and/or the agreed third person for the purposes of the Civil Code of Quebec), provided that the Senior Lienholder shall not incur any liability to the Junior Lienholder by virtue of acting as the Junior Lienholder's agent (and/or the agreed third person for the purposes of the Civil Code of Quebec) hereunder in the absence of gross negligence or willful misconduct by the Senior Lienholder. Except as contemplated in paragraphs 9 and 10 of this Agreement or
Section 1103 of the Indenture, the Senior Lienholder shall not relinquish possession of all or any portion of the Collateral in its possession without the prior written consent of the Junior Lienholder. If such written consent is not provided by the Junior Lienholder within ten (10) Business Days after receipt of a written notice requesting same, the Senior Lienholder shall deliver possession of such Collateral to the Junior Lienholder. If the Junior Lienholder refuses to take possession of such Collateral, then the Senior Lienholder may return such Collateral to the Grantor without incurring liability to the Junior Lienholder unless there is an express written agreement to the contrary in effect between the Senior Lienholder and the Junior Lienholder. In that connection and for the purposes of Section 2705 of the Civil Code of Quebec, the Senior Lienholder hereby acknowledges receipt of a copy of the Share Pledge Agreement dated as of April 1, 1997 by and among The Bank of New York and the Grantors named therein and has agreed to act as the agreed third person to hold the Collateral so pledged in favour of the Junior Lienholder.

     5. (a) Until such time as all Secured Obligations to the Senior Lienholder shall have been paid in full, the Junior Lienholder agrees that it will not commence or continue any default, foreclosure or liquidation proceedings the primary purpose of which is to exercise any rights or remedies (judicially or nonjudicially) in respect of any of the Collateral, including, without limitation, the Junior Lienholder's rights with respect to real property leases pursuant to any Landlord Agreements. Without limitation of the foregoing, the Junior Lienholder shall not send notification of assignment or payment to account debtors of the Receivables Grantors or do any other act which would interfere with or otherwise adversely affect the Senior Lienholder's Lien


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


in the Collateral, until such time as all Secured Obligations to the Senior Lienholder shall have been paid in full.

     (b) In addition to the limitation set forth in paragraph 5(a) above, upon

          (i) the occurrence and continuance of an Event of Default under the Indenture, and

          (ii) the delivery of written notice to the Senior Lienholder by the Junior Lienholder (a "Notice of Intention to Act") of the determination to take any action or exercise any rights, remedies or powers under the terms of the Indenture, the Senior Secured Notes or the Collateral Documents, or to exercise any other right or remedy at law or in equity that the Junior Lienholder might otherwise possess to collect any amount due and payable under the Indenture, the Senior Secured Notes or the Collateral Documents including, but not limited to, the acceleration of the maturity of the Senior Secured Notes, the filing of, or the joining in the filing of, any petition in bankruptcy or the taking advantage of any other insolvency law of any jurisdiction (but specifically excluding the exercise of any right or remedy whose primary purpose is to require the Company or the Guarantors to comply with the covenants and provisions of the Indenture, the Senior Secured Notes or the Collateral Documents, other than with respect to the payment of monies) (any such action, a "Junior Lienholder Act"), the Senior Lienholder may, within 15 days of the receipt of the Notice of Intention to Act, deliver to Junior Lienholder a Standstill Notice (as hereinafter defined) invoking a Standstill Period (as hereinafter defined). For purposes of this Agreement, the term "Standstill Notice" shall mean a written notice executed by the Senior Lienholder and delivered to the Junior Lienholder notifying the Junior Lienholder of the Senior Lienholder's invocation of the Standstill Period. For purposes of this Agreement, the term "Standstill Period" shall mean a 180-day period commencing on the date on which the Senior Lienholder receives or, pursuant to paragraph 18 hereof, is deemed to have received a Notice of Intention to Act from the Junior Lienholder, during which time the Junior Lienholder shall refrain from taking any Junior Lienholder Act, provided however, that notwithstanding the issuance of a Standstill Notice, the Standstill Period shall automatically terminate upon the acceleration of the maturity of the Obligations by the Senior Lienholder (other than a drawing on the Canadian Letter of Credit). The Junior Lienholder shall refrain from taking any Junior Lienholder Act during the period between the issuance to the Senior Lienholder of the Notice of Intention to Act and the date by which the Senior Lienholder is required to deliver a Standstill Notice as herein provided


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


and if such Standstill Notice is delivered, the Junior Lienholder shall further refrain from taking any Junior Lienholder Act during the Standstill Period. The Senior Lienholder's right to issue a Standstill Notice pursuant to this paragraph 5(b) shall be limited to the issuance of one Standstill Notice during any 365 day period. The Senior Lienholder's rights to issue any Standstill Notice pursuant to this paragraph 5(b) shall terminate upon payment in full of all Senior Obligations outstanding pursuant to the Credit Agreement and the other Loan Documents executed and delivered contemporaneously herewith (as the same may be amended, supplemented, restated, modified or extended from time to time in accordance with the terms thereof and the Indenture), it being expressly understood that the right to issue a Standstill Notice pursuant to this paragraph 5(b) shall not thereafter continue for the benefit of any Person who may at any time renew, refund, replace or refinance such Senior Obligations.

     6. The Junior Lienholder waives any claim it might have at any time against the Senior Lienholder arising out of any and all actions which the Senior Lienholder takes or omits to take with respect to (a) the Loan Documents, (b) collection of the Secured Obligations, (c) the valuation, use or protection of the Collateral, or (d) the perfection or enforcement of the Senior Lienholder's Lien on the Collateral, so long as such actions or failure to act do not constitute gross negligence or willful misconduct or constitute a breach of this Agreement.

     7. In the event any payment from or distribution of Collateral of any kind, or any collections or other proceeds thereof whether in cash, property or securities, is made to the Senior Lienholder or the Junior Lienholder as secured creditors of any Loan Party in any Proceeding (as defined below), the Senior Lienholder shall be entitled to receive all such payments and distributions for application to the Secured Obligations in accordance with the terms of the Loan Documents until the Secured Obligations have been paid in full, and, upon any such Proceeding, any such payments from or distributions of Collateral to which the Junior Lienholder would be entitled except for the provisions hereof, shall be paid by such Loan Party or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to the Senior Lienholder to the extent necessary to pay all Secured Obligations in full. The Senior Lienholder and the Junior Lienholder shall consent to any action or proceeding by the other seeking "adequate protection" or similar relief under the United States Bankruptcy Code or the Canadian Bankruptcy and Insolvency Act or Companies Creditors Arrangement Act with respect to the Collateral. "Proceeding" shall mean any dissolution or winding up or total or partial liquidation or reorganization of such Loan Party whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other similar proceedings or upon an assignment for the benefit of creditors, or any other marshaling of assets and liabilities.

     8. In the event any payment from or distribution of Collateral of any kind, or any collections or other proceeds thereof whether in cash, property or securities, shall be received by the Junior Lienholder (other than as permitted under the


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


Credit Agreement or upon a release of the Senior Lienholder's Lien in accordance with paragraph 10 of this Agreement) in contravention of this Agreement, such Collateral and proceeds shall be held in trust for the benefit of, and promptly remitted to, the Senior Lienholder, so long as there shall be any outstanding Secured Obligations.

     9. Upon the request of the Senior Lienholder, the Junior Lienholder shall immediately release or otherwise terminate its Lien upon the Collateral or any part thereof (and if such Collateral consists of all of the stock of a Loan Party, then also the Guarantee of such Loan Party held by the Junior Lienholder), to the extent that such Collateral or any part thereof is sold or otherwise disposed of in connection with the satisfaction, partial or in full, of the Secured Obligations, by the Senior Lienholder in accordance with the terms of the Credit Agreement and the Indenture, and the Junior Lienholder will immediately execute such release documents as the Senior Lienholder may request in connection therewith.

     10. If a Loan Party sells a portion of the Collateral and such sale is permitted by the terms of the Credit Agreement or the Senior Lienholder agrees to release its Lien thereon, the Junior Lienholder shall thereupon execute at the request of such Loan Party the termination statements or other Lien releases reasonably necessary to release its Lien upon such Collateral. Until such time as all Secured Obligations have been paid in full, all proceeds of any such sale of Collateral shall be paid to the Senior Lienholder in accordance with the provisions of the Loan Documents for application to the Secured Obligations; provided, however, if the Lenders waive the application of the proceeds in whole or in part of any such sale or other disposition of Collateral to permanently reduce the Total Commitment under the U.S. Credit Agreement or the Revolving Credit Commitment under the Canadian Credit Agreement, then such portion thereof not so applied shall be paid to the Junior Lienholder for distribution in accordance with the provisions of the Indenture. After all the Secured Obligations have been paid in full, any proceeds of the Collateral shall be paid to the Junior Lienholder for distribution in accordance with the provisions of the Indenture, and any remaining proceeds of the Collateral shall be paid to the Loan Parties, as applicable, or as otherwise required by applicable law.

     11. Notwithstanding any endorsements appearing on any insurance policy that insures the Collateral or any part thereof, until such time as the Secured Obligations shall have been paid in full, the Junior Lienholder agrees that with respect to each such insurance policy, the Senior Lienholder shall have the sole and exclusive right to effect settlement under each such policy in respect of any loss of or casualty to the Collateral and that all proceeds of such policy in respect of any such loss of or casualty to the Collateral shall either be utilized to restore or rebuild Collateral as provided for in the Loan Documents or, until such time as all Secured Obligations have been paid in full, be paid exclusively to the Senior Lienholder in accordance with the provisions of the Loan Documents for application to the Secured Obligations.


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


     12. In connection with the occurrence and continuance of an Event of Default as defined under the Credit Agreement or any other Loan Document or the Indenture, each of the Senior Lienholder and the Junior Lienholder upon becoming aware thereof shall send to the other notice of such default and a copy of any declaration of default, declaration of acceleration or other similar notice sent by such Lienholder to any Loan Party. The Senior Lienholder shall also send the Junior Lienholder (a) a copy of any notification relating to the public or private sale of the Collateral sent to any Loan Party including, without limitation, any notice sent pursuant to Section 9-504 of the Uniform Commercial Code or similar provisions of the Personal Property Security Law or any notice of the exercise of a hypothecary right served to any Loan Party pursuant to the provisions of the Civil Code of Quebec and (b) a notice upon payment in full of the Secured Obligations.

     13. In the event the Senior Lienholder shall commence any action to foreclose upon, realize upon, take physical possession of or otherwise effect collection (each a "Foreclosure") or sell, transfer or otherwise dispose of (each a "Sale"), any Collateral, all costs, expenses and fees incurred in connection with the Foreclosure and Sale of the Collateral, including, without limitation, all amounts owed under license agreements entered into with respect to the Collateral (the "Costs"), shall be the sole responsibility of, and shall be paid by, the party hereto receiving the proceeds of such Foreclosure or Sale. In the event both parties hereto have received proceeds of such Foreclosure or Sale, each party hereto shall be responsible for the payment of its Pro Rata Share of the Costs. Solely for the purposes of the immediately preceding sentence, each party's Pro Rata Share shall mean that percentage of the Costs that bears the same relation to the aggregate costs as the amount of proceeds of Foreclosure and Sale received by such party bears to the aggregate proceeds of Foreclosure and Sale.

     14. In the event of commencement of enforcement, foreclosure or other exercise of remedies by the Senior Lienholder, the Junior Lienholder shall cooperate with the Senior Lienholder in the exercise of its rights and remedies. At any time and from time to time, the Junior Lienholder shall take any further action and execute at the request of the Senior Lienholder such additional documents and instruments (in recordable form, if requested), at the expense of the Senior Lienholder, as the Senior Lienholder may reasonably request to effectuate the terms of and priorities contemplated by this Agreement.

     15. If the Junior Lienholder shall resign or be removed as Trustee under the Indenture at any time, the Junior Lienholder shall notify the Senior Lienholder thereof and shall advise any successor Trustee of this Agreement. On or prior to the date of appointment of the successor Trustee, the Junior Lienholder shall obtain an undertaking from such successor Trustee to be bound hereby in form and substance reasonably satisfactory to the Senior Lienholder.


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



     16. In the event of any conflict or inconsistency between the terms of this Agreement, any other Loan Document, the Indenture or the Collateral Documents, this Agreement shall govern as between the Senior Lienholder and the Junior Lienholder.

     17. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and no other person or persons (including, without limitation, any Loan Party) shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

     18. All notices and written communications provided for in this Agreement shall be given in writing and sent by overnight delivery service (with charges prepaid) or by facsimile transmission with the original being sent by overnight delivery service (with charges prepaid) by the next succeeding Business Day, in each case addressed to the party to be notified as follows, or to such other address as a party may designate as to itself by like notice:

     If to the Senior Lienholder:  c/o The Chase Manhattan Bank
                                   633 Third Avenue, 7th Floor
                                   Asset Based Lending
                                   New York, New York 10017
                                   Attention:  Credit Deputy
                                   Fax No.:  (212) 622-5271

     with copies to:               Kaye, Scholer, Fierman,
                                   Hays & Handler, LLP
                                   425 Park Avenue
                                   New York, New York 10022
                                   Attention:  Jeffrey M. Epstein, Esq.
                                   Fax No.:  (212) 836-6475

                                   Fraser & Beatty
                                   1 First Canadian Place
                                   100 King Street W
                                   Toronto, Canada  M5X 1B2
                                   Attention:  Peter E. Murphy, Esq.
                                   Fax No.:  (416) 863-4592


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


     If to the Junior Lienholder:  The Bank of New York
                                   101 Barclay Street
                                   New York, New York
                                   Attention:  Corporate Trust Trustee
                                               Administration
                                   Fax No.:    212-815-5915

     with a copy to:               Emmit, Marvin & Martin
                                   120 Broadway
                                   New York, NY 10286
                                   Attention: Corporate Group
                                   Fax No.: (212) 238-3100

     19. This Agreement may not be amended except by a writing signed by the parties hereto.

     20. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement and any amendments by telecopier shall be as effective as delivery of a manually executed counterpart thereof.

     21. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

     22. Nothing in this Agreement shall be construed to modify or relieve, in any way, any Loan Party's obligation to perform its agreements under the Credit Agreement or any other Loan Document or under the Indenture or the Senior Secured Notes or the Collateral Documents.

     23. This Agreement shall not affect the rights of the Senior Lienholder, on the one hand, and the Junior Lienholder, on the other hand, relative to the rights of any other creditors of the Loan Parties.

     24. If any of the provisions or terms of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any of the other terms hereof, and this Agreement shall be construed as if such unenforceable term had never been contained herein.

     25. The Junior Lienholder and Senior Lienholder each agrees that, in addition to any other courts that may have jurisdiction under applicable laws, any action or proceeding to enforce or arising out of or in connection with this Agreement or any of


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


the Collateral may be commenced in the Courts of the State of New York in New York County, or in the United States District Court for the Southern District of New York, and the Junior Lienholder and Senior Lienholder each consents and submits in advance to such jurisdiction and agrees that venue will be proper in such courts on any such matter. The choice of forum set forth in this paragraph shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Agreement to enforce the same, in any appropriate jurisdiction.

            26. The Junior Lienholder and Senior Lienholder each hereby waives trial by jury, in any litigation in any court with respect to, in connection with, or arising out of or in connection this Agreement or the Collateral or any instrument or document delivered pursuant hereto, or any other claim or dispute however arising, between the Senior Lienholder and the Junior Lienholder. The Junior Lienholder and Senior Lienholder each confirms that the foregoing waivers were negotiated and are informed and freely made.


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


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers on the day and year first above written.


THE CHASE MANHATTAN BANK,                    THE BANK OF NEW YORK,
  as Agent                                     as Trustee


By:                                          By:
    -----------------------------                -----------------------------
    Title:                                       Title:




THE CHASE MANHATTAN
  BANK OF CANADA


By:
    -----------------------------
    Title:



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


                   ACKNOWLEDGEMENT AND CONSENT OF LOAN PARTIES

     Each of the undersigned hereby irrevocably acknowledges and consents to the foregoing InterCreditor Agreement and more particularly that the Senior Lienholder acts, for the purposes of the Civil Code of Quebec, as agreed third person to hold types or items of Collateral referred to in Section 4 of this Agreement. By executing this Agreement, each of the undersigned acknowledges and consents to the provisions hereof as they relate to the relative rights of the Senior Lienholder and the Junior Lienholder as among the Senior Lienholder and the Junior Lienholder; provided, however, that nothing in this InterCreditor Agreement shall amend, modify, change or supersede the respective terms of the Credit Agreement, any other Loan Document, the Indenture, the Collateral Documents or the Senior Secured Notes (or any other document to which any of the undersigned may be a party) as between the Senior Lienholder and any of the undersigned or as between the Junior Lienholder and any of the undersigned and in the event of any conflict or inconsistency between the terms of this Agreement and the Credit Agreement or any other Loan Document, the Credit Agreement or such other Loan Document, as the case may be, shall govern as between the Senior Lienholder and the undersigned and in the event of any conflict or inconsistency between the terms of this Agreement and the Indenture, the Collateral Documents or the Senior Secured Notes, the Indenture, the Collateral Documents or the Senior Secured Notes, as the case may be, shall govern as between the Junior Lienholder and the undersigned. The undersigned further agree that the terms of this Agreement shall not give the undersigned any substantive rights vis-a-vis the Senior Lienholder or the Junior Lienholder.



                                          SLM INTERNATIONAL, INC.


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:



                                          MASKA U.S., INC.


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:


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


                                          #1 APPAREL, INC.


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:



                                          SPORT MASKA INC.

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:



                                          SLM TRADEMARK ACQUISITION
                                          CANADA CORPORATION


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:



                                          SLM TRADEMARK ACQUISITION CORP.


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:



                                          #1 APPAREL CANADA INC.


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                      2